Exhibit 99.1

E2open Announces Teleconference Details for Special Meeting

AUSTIN, Texas – August 19, 2021 - E2open Parent Holdings, Inc. (NYSE: ETWO), a leading network-based provider of cloud-based, mission-critical, end-to-end supply chain management platform, today announced the teleconference details which will allow its stockholders to remotely attend its special meeting on Tuesday, August 31, 2021 at 9:00 a.m. ET (the “Special Meeting”).

Due to the public health and safety concerns related to the COVID-19 pandemic and recommendations and orders from federal and local authorities, E2open is strongly encouraging that shareholders attend the Special Meeting remotely by teleconference rather than in person.

The Special Meeting will be accessible by teleconference by dialing 833-780-7941 (U.S. domestic) or 704-815-6180 (international). The conference ID is 9235049. Stockholders will be able to ask questions to E2open’s management via the conference line.

The purpose of the Special Meeting is to vote on certain proposals relating to the previously announced Share Purchase Deed by and among E2open, BluJay TopCo Limited (“BluJay”) and the sellers party thereto (the “Purchase Agreement”) and the transactions contemplated by the Purchase Agreement (the “Transaction”).

Additional Information

All information about the General Meeting, including E2open’s definitive proxy statement, is available at www.proxydocs.com/ETWO

In connection with the Transaction, E2open has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement, which was mailed to its stockholders. This communication does not contain all the information that should be considered concerning the Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Transaction. E2open’s stockholders and other interested persons are advised to read the definitive proxy statement and other documents filed in connection with the Transaction, as these materials contain important information about E2open, BluJay and the Transaction. The definitive proxy statement and other relevant materials for the Transaction have been mailed to E2open’s stockholder of record. Stockholders will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: E2open Parent Holdings, Inc., 9600 Great Hills Trail, Suite 300E, Austin, TX 78759.

Participants in the Solicitation

E2open and its directors and executive officers may be deemed participants in the solicitation of proxies from E2open’s stockholders with respect to the Transaction. A list of the names of those directors and executive officers and a description of their interests in E2open is contained in E2open’s filings with the SEC, including in E2open’s Annual Report on Form 10-K for the year ended February 28, 2021, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to: E2open Parent Holdings, Inc., 9600 Great Hills Trail, Suite 300E, Austin, TX 78759. Additional information regarding the interests of such participants is also included in the definitive proxy statement for the Transaction.

BluJay and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of E2open in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction is also included in the proxy statement for the Transaction.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of E2open or BluJay, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

About E2open

At E2open, we’re creating a more connected, intelligent supply chain. It starts with sensing and responding to real-time demand, supply and delivery constraints. Bringing together data from clients, distribution channels, suppliers, contract manufacturers and logistics partners, our collaborative and agile supply chain platform enables companies to use data in real time, with artificial intelligence and machine learning to drive smarter decisions. All this complex information is delivered in a single view that encompasses your demand, supply and logistics ecosystems. E2open is changing everything. Demand. Supply. Delivered.TM Visit www.e2open.com.

E2open and the E2open logo are registered trademarks of E2open, LLC. Demand. Supply. Delivered. is a trademark of E2open, LLC.

Forward-Looking Statements

Certain statements made herein may be considered forward-looking statements. Forward-looking statements generally relate to future events or E2open’s or BluJay’s future financial or operating performance. For example, projections of future growth, financial performance, and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by E2open and its management, and BluJay and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Transaction; (2) the outcome of any legal proceedings that may be instituted against E2open, BluJay, the combined company or others following the announcement of the Transaction and any definitive agreements with respect thereto; (3) the inability to complete the Transaction due to the failure to obtain approval of the stockholders of E2open, to obtain financing to complete the Transaction or to satisfy other conditions to closing; (4) changes to the proposed structure of the Transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Transaction; (5) the ability to meet stock exchange listing standards following the consummation of the Transaction; (6) the risk that the Transaction disrupts current plans and operations of BluJay as a result of the announcement and consummation of the Transaction; (7) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Transaction; (9) changes in applicable laws or regulations; (10) the possibility that BluJay or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) BluJay’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in E2open’s filings with the SEC, including in the section entitled “Risk Factors” and “Forward-Looking Statements” in E2open’s definitive proxy statement related to the Transaction or its Annual Report on Form 10-K for the year ended February 28, 2021.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither E2open nor BluJay undertakes any duty to update these forward-looking statements.

Investor Contact

J. Adam Rogers

E2open

adam.rogers@e2open.com

515-556-1162

Media Contact

WE Communications for E2open

e2open@we-worldwide.com

512-527-7029

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